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                                                                       EXHIBIT 5

                                 CERTIFICATIONS

     In connection with the annual report of National Bank of Canada (the "Company"), for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on Form 40-F on the date hereof (the "Report"), I, Real Raymond, President and Chief Executive Officer of the Company, certify that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   /s/ Real Raymond
                                   ---------------------------------------------
                                   Real Raymond
                                   President and Chief Executive Officer

Dated: March 18, 2003

This certification shall not be deemed filed by the registrant for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

     In connection with the annual report of National Bank of Canada (the "Company"), for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on Form 40-F on the date hereof (the "Report"), I, Michel Labonte, Senior Vice President, Finance and Technology of the Company, certify that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                   /s/ Michel Labonte
                                   ---------------------------------------------
                                   Michel Labonte
                                   Senior Vice President, Finance and Technology

Dated: March 19, 2003

This certification shall not be deemed filed by the registrant for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.